UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street,
Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVLT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Seventh Amendment to Forbearance Agreement and Twenty-Third Amendment to Credit Facility

Effective on April 9, 2020, Revolution Lighting Technologies, Inc. (the “Company”) and its direct and indirect subsidiaries (collectively, the “Obligors”) entered into a Seventh Amendment to Forbearance Agreement and Twenty-Third Amendment (the “Twenty-Third Amendment”) to its loan and security agreement (the “Loan Agreement”) with Bank of America N.A. (“Bank of America”). Under the terms of the Twenty-Third Amendment, Bank of America agreed to forbear, until May 15, 2020, the new maturity date of the Loan Agreement, from exercising its rights and remedies against the Obligors as a result of breaches of certain covenants under the Loan Agreement. If the Company is not able to obtain a further amendment of the Loan Agreement and extend the forbearance, all principal, interest and other amounts outstanding under the Loan Agreement will become due and payable upon the earlier of 5 p.m. on May 15, 2020, or any Termination Event (as defined in the Loan Agreement, as previously amended).

Pursuant to the Twenty-Third Amendment, Bank of America may continue lending to the Company under the revolving credit facility provided by the Loan Agreement through May 15, 2020, subject to the Company continuing to comply with its obligations under the Twenty-Third Amendment, including not allowing any additional Defaults or Events of Default (as defined in the Loan Agreement) to occur. The Twenty-Third Amendment requires the Company to provide Bank of America each week with a two-week rolling cash flow report and forecast. Additionally, the Twenty-Third Amendment deleted the cash burn covenant in the Loan Agreement and amended the definition of LIBOR and LIBOR Successor Rate to require such rates to, in no event, be less than one percent (1%).

In exchange for the forbearance granted under the Twenty-Third Amendment, the Company agreed, among other things, to pay Bank of America a $20,000 forbearance fee, as well as Bank of America’s expenses, including attorney’s fees, in connection with the Twenty-Third Amendment and prior open invoices.

As of April 7, 2020, the Company had total debt of approximately $78.4 million, including aggregate principal and interest outstanding under the Company’s line of credit with Bank of America of approximately $23.2 million, aggregate principal and interest outstanding under loans from Robert V. LaPenta, Sr. the Company’s Chairman, CEO and President, and Aston Capital, LLC of approximately $54.1 million and approximately $1.1 million from other sources. As of April 8, 2020, the Company estimates that it had $1.0 million of available liquidity, reflecting its net cash position plus the remaining borrowing availability under the Loan Agreement.

The Company will likely need additional funding to continue its operations. The extent of additional funds required will depend on, among other things, the Company’s results of operations in the second quarter of 2020 and the amount of time and expense necessary to complete the previously announced investigation by the Securities and Exchange Commission (the “SEC”). The Company plans to work with Bank of America to further amend the Loan Agreement to provide for a longer-term extension of the current maturity date of May 15, 2020, and to provide for ongoing borrowing availability. The Company believes it will be successful. However, there can be no assurance that the Company will obtain such an amendment. Any failure to obtain such an amendment under the Loan Agreement could result in the exercise of remedies by Bank of America and all amounts becoming due under the Loan Agreement, and cause the Company to become unable to operate as a going concern.

The foregoing description of the Twenty-Third Amendment is not complete and is qualified in its entirety by reference to the full text of the Twenty-Third Amendment, which is attached to this Form 8-K as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 is incorporated by reference in its entirety in this Item 2.03.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “will,” “may,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding further amendments to the Loan Agreement, the Company’s future levels of indebtedness and funding needs and the availability of funding from Bank of America, involve risks and uncertainties that may cause actual results to differ materially from those stated here. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s results of operations, the Company’s ability to complete a restatement and audit of its financial statements, the Company’s ability to obtain an extension of maturity under the Loan Agreement, the Company’s ability to continue to meet its liquidity needs, the Company’s ongoing litigation, and SEC investigation and potential future litigation and the other risks described more fully in the Company’s filings with the SEC. Forward-looking statements reflect the views of the Company’s management as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Seventh Amendment to Forbearance Agreement and Twenty-Third Amendment to Loan and Security Agreement, dated April 9, 2020, among Revolution Lighting Technologies, Inc., Lighting Integration Technologies, LLC, Tri-State LED DE, LLC, Value Lighting, LLC, Energy Source, LLC, Revolution Lighting — E-Lighting, Inc., Seesmart, LLC, TNT Energy, LLC, the Guarantors party thereto and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2020

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Robert V. LaPenta, Sr.
Chief Executive Officer and President